METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Carla A. Harris

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carla A. Harris, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II):

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2022.

/s/ Carla A. Harris
Carla A. Harris

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Carlos M. Gutierrez

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carlos M. Gutierrez, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011) ;

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888) File No. 333-110183 Individual Variable Annuity Contracts;
•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ Carlos M. Gutierrez
Carlos M. Gutierrez

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Catherine Ruane Kinney

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine Ruane Kinney, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security Plan M Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePius®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier Variable Annuity Contracts (offered on and after October 7, 2011 );

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811 -08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ Catherine Ruane Kinney
Catherine Ruane Kinney

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Cheryl Wray Grisé

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl Wray Grisé, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001 )

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B , Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28 day of September, 2022.

/s/ Cheryl Wray Grisé
Cheryl Wray Grisé

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

David Herzog

Director

KNOW ALL MEN BY THESE PRESENTS, that I, David Herzog, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001 )

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C File M Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ David Herzog
David Herzog

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Denise Mullen Morrison

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Denise Mullen Morrison, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

●	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA),

Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus®

Account Variable Annuity Contracts (APPA) and VestMet;

File No. 333-43970 Metlife Income Security Plansm Variable Annuity Contracts;

File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

File No. 333-69320 Metlife Asset Builder;

File No. 333-80547 Metlife Settlement Plus®;

File No. 333-83716 Metlife Financial Freedom Select® B, L, C, e and eBonus Class;

File No. 333-122883 Preference Plus® Income Advantage;

File No. 333-122897 Personal lncomePius®;

File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

File No. 333-162586 Metlife Growth and Income;

File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011 );

File No. 333-190296 Gold Track Select Variable Annuity Contracts;

File No. 333-198314 Metlife Accumulation Annuity;

File No. 333-198448 Metlife Investment Portfolio Architectsm (Standard Version and C Share Option);

●	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and Metlife Equity Advantage VUL;

File No. 033-57320 MetFiex Flexible Premium Variable Life Insurance Policy and MetFiex C Flexible Premium Variable Life Insurance Policy;

File No. 033-91226 Group Variable Universal Life Insurance Policies;

File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

●	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity Contracts;

File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

File No. 333-161093 Flexible Premium Variable Annuity Contracts;

File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

●	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Individual Variable Annuity Contracts;

●	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137 Individual Variable Annuity Contracts;

●	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

File No. 333-133699 Group American Plus;

●	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance

Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance

Policies (MetFiex GVUL C), Group and Individual Flexible Premium Variable Life

Insurance Policies (Multi Manager C), Group and Individual Flexible Premium

Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible

Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible

Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible

Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance

Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance

Policies (MetFiex GVUL D), Group and Individual Flexible Premium Variable Life

Insurance Policies (MetFiex GVUL D II), Group and Individual Flexible Premium

Variable Life Insurance Policies (Multi Manager D), and Group and Individual

Flexible Premium Variable Life Insurance Policies (Multi Manager II):

●	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

●	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

●	Security Equity Separate Account 26 (SEC File No. 811-08888)

File No. 333-110183 Individual Variable Annuity Contracts;

●	Security Equity Separate Account 27 (SEC File No. 811-08892)

File No. 333-110184 Individual Variable Annuity Contracts;

●	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

●	Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of Sept, 2022.

/s/ Denise Mullen Morrison
Denise Mullen Morrison

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Diana McKenzie

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Diana McKenzie, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ Diana McKenzie
Diana McKenzie

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Edward Joseph Kelly, Ill

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Edward Joseph Kelly, Ill, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered between December 12, 2008 and october 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811 -08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ Edward Joseph Kelly, Ill
Edward Joseph Kelly, Ill

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Gerald Lee Hassell

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gerald Lee Hassell, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ Gerald Lee HasselI
Gerald Lee HasselI

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John McCallion

EVP and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John McCallion, an EVP and the Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2022.

/s/ John McCallion
John McCallion

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Mark Weinberger

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Mark Weinberger, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033- 32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Varible Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811 -08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of September, 2022.

/s/ Mark Weinberger
Mark Weinberger

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michel Khalaf

President, Chief Executive Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michel Khalaf, President, Chief Executive Officer and a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ Michel Khalaf
Michel Khalaf

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert Glenn Hubbard

Chairman and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robert Glenn Hubbard, Chairman of the Board and Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance  Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D). and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ Robert Glenn Hubbard
Robert Glenn Hubbard

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Tamara Schock

EVP and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Tamara Schock, EVP and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011);

 File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 lndividual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2022.

/s/ Tamara Schock
Tamara Schock

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

William Earl Kennard

Director

KNOW ALL MEN BY THESE PRESENTS, that I, William Earl Kennard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3 as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

 File No. 002-90380 Preference Plus® Account Variable Annuity Contracts (BPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts;

Preference Plus® Account for Enhanced Contracts (CPPA), Preference Plus® Account Variable Annuity Contracts (APPA) and VestMet;

 File No. 333-43970 MetLife Income Security PlanSM Variable Annuity Contracts;

 File No. 333-52366 Preference Plus Select® Variable Annuity Contracts B, Bonus, C and L Class;

 File No. 333-69320 MetLife Asset Builder;

 File No. 333-80547 MetLife Settlement Plus®;

 File No. 333-83716 MetLife Financial Freedom Select® B, L, C, e and eBonus Class;

 File No. 333-122883 Preference Plus® Income Advantage;

 File No. 333-122897 Personal lncomePlus®;

 File No. 333-153109 Preference Premier ® Variable Annuity Contracts (offered between December 12, 2008 and October 7, 2011) B, B Plus, C, L and R Class;

 File No. 333-160722 Zenith Accumulator Individual Variable Annuity Contracts;

 File No. 333-162586 MetLife Growth and Income;

 File No. 333-176654 Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011); File No. 333-190296 Gold Track Select Variable Annuity Contracts;

 File No. 333-198314 MetLife Accumulation Annuity;

 File No. 333-198448 MetLife Investment Portfolio ArchitectSM (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

 File No. 033-32813 UL II Flexible Premium Multifunded Life Insurance Policies;

 File No. 033-47927 Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy and MetLife Equity Advantage VUL;

 File No. 033-57320 MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy;

 File No. 033-91226 Group Variable Universal Life Insurance Policies;

 File No. 333-40161 The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders;

 File No. 333-147508 Equity Advantage VUL Flexible Premium Variable Life Insurance Policies;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

 File No. 333-138113 Flexible Premium Variable Annuity Contracts;

 File No. 333-138115 Flexible Premium Deferred Variable Annuity Contract;

 File No. 333-161093 Flexible Premium Variable Annuity Contracts;

 File No. 333-161094 Flexible Premium Deferred Variable Annuity Contract);

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

 File No. 333-11133 Individual Variable Annuity Contracts;

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

 File No. 333-11137 Individual Variable Annuity Contracts;

•	Paragon Separate Account A (SEC File No. 811-05382)

 File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS);

 File No. 333-133699 Group American Plus;

•	Paragon Separate Account B (SEC File No. 811-07534)

 File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

 File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•	Paragon Separate Account C (SEC File No. 811-07982)

 File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

 File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385)

 File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL);

 File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

•	Security Equity Separate Account 26 (SEC File No. 811-08888)

 File No. 333-110183 Individual Variable Annuity Contracts;

•	Security Equity Separate Account 27 (SEC File No. 811-08892)

 File No. 333-110184 Individual Variable Annuity Contracts;

•	Separate Account No. 13S (SEC File No. 811-08938)

 File No. 333-110185 Individual Flexible Premium Variable Life Insurance Policies (LCL2);

and the

•	Registered Fixed Account Option for Gold Track Select

 Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of September, 2022.

/s/ William Earl Kennard
William Earl Kennard